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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 15, 2013
Date of Report (Date of earliest event reported)
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MAXIM INTEGRATED PRODUCTS, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-34192 (Commission File Number)	94-2896096 (I.R.S. Employer Identification No.)

160 Rio Robles San Jose, California 95134 (Address of principal executive offices including zip code)

(408) 601-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☒    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01 Other Events.
On August 15, 2013, Maxim Integrated Products, Inc. (“Maxim”) issued a press release announcing that it had entered into, and had caused Victory Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Maxim (the “Acquisition Sub”) to enter into an agreement and plan of merger (the “Merger Agreement”) by and among Maxim, the Acquisition Sub and Volterra Semiconductor Corporation, a Delaware corporation (“Volterra”), pursuant to which, among other things, Maxim, through the Acquisition Sub, will commence a tender offer for all of the outstanding shares of common stock of Volterra, subject to the terms and conditions of the Merger Agreement. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
NOTICE TO INVESTORS
This report and the description contained herein are for informational purposes only and are not an offer to purchase or a solicitation of an offer to sell securities of Volterra. Maxim has not commenced the tender offer for shares of Volterra's stock described in this report. Upon commencement of the tender offer, Maxim and its wholly-owned subsidiary intend to file with the U.S. Securities and Exchange Commission (SEC) a tender offer statement on Schedule TO and related exhibits, including an offer to purchase, letter of transmittal, and other related documents. Following commencement of the tender offer, Volterra will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 and, if required, will file a proxy statement or information statement with the SEC in connection with the merger at a later date. Such documents will be mailed to stockholders of record and will also be made available for distribution to beneficial owners of shares of Volterra's stock. The solicitation of offers to buy shares of Volterra's stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents. Stockholders should read the offer to purchase and solicitation/recommendation statement, the tender offer statement on Schedule TO, the proxy statement, the information statement and all related documents and exhibits if and when such documents are filed and become available, as they will contain important information about the tender offer and the proposed merger. Stockholders can obtain these documents when they are filed and become available free of charge from the SEC's website at www.sec.gov, by contacting the investor relations departments of Maxim or Volterra at their respective email addresses included below or from the information agent Maxim selects.
“SAFE HARBOR” STATEMENT
This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by phrases such as Maxim, Volterra or management of either company “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe the proposed transaction, including its financial impact and expected benefits and timing, and other statements of management's beliefs, intentions or goals, including related to the proposed transaction, also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Maxim or Volterra stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the ability of the parties to consummate the proposed transaction and the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals at all or in a timely manner; any adverse impacts on the business of Maxim or Volterra during the pendency of the proposed transaction; the ability of Maxim to successfully integrate Volterra's operations, product lines and technology and realize additional opportunities for growth; the ability of Maxim to realize synergies in terms of growth and cost savings; and the other risks and important factors contained and identified in Maxim's and Volterra's most recent Annual Report on Form 10-K, and other SEC filings of the companies, that could cause actual results to differ materially from the forward-looking statements. All forward-looking statements included in this report are made as of the date hereof, based on the information available to Maxim as of the date hereof, and Maxim assumes no obligation to update any forward-looking statement except as required by law.

Item 9.01. Financial Statement and Exhibits.
(d) Exhibits.

Number        Description

99.1	Press release, dated August 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2013

MAXIM INTEGRATED PRODUCTS, INC.

By:	/s/ Bruce E. Kiddoo

Bruce E. Kiddoo
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number        Description

99.1	Press release, dated August 15, 2013.